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                                                                      Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby appoint J. Daniel Stinnett and Jeffrey D. Aberdeen, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-4 to be filed by Commerce Bancshares, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the acquisition of Fidelity Bankshares, Inc. with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed this 31st day of July, 1998.



/s/ David W. Kemper
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David W. Kemper


/s/ Fred L. Brown
-------------------------------
Fred L. Brown


/s/ James B. Hebenstreit
-------------------------------
James B. Hebenstreit


/s/ Mary Ann Krey
-------------------------------
Mary Ann Krey


/s/ Benjamin F. Rassieur, III
-------------------------------
Benjamin F. Rassieur, III


/s/ Dolph C. Simons, Jr.
-------------------------------
Dolph C. Simons, Jr.


-------------------------------
Andrew C. Taylor


/s/ A. Bayard Clark
-------------------------------
A. Bayard Clark

/s/ Giorgio Balzer
-------------------------------
Giogio Balzer

-------------------------------
W. Thomas Grant II


/s/ Jonathan M. Kemper
-------------------------------
Jonathan M. Kemper


/s/ Terry O. Meek
-------------------------------
Terry O. Meek


/s/ John H. Robinson, Jr.
-------------------------------
John H. Robinson, Jr.


/s/ L.W. Stolzer
-------------------------------
L. W. Stolzer


/s/ Robert H. West
-------------------------------
Robert H. West


/s/ Jeffrey D. Aberdeen
-------------------------------
Jeffrey D. Aberdeen